Exhibit 3.11

  Important:  Read Instructions before completing form Non-Refundable Processing Fee: $70.00

1. Name of Limited Liability Company:	VIVINT PURCHASING, LLC
2. Purpose:	To acquire and resell inventory to its parent company, Vivint, Inc.

3.     Is the registered agent a commercial registered agent?        —  Yes        ¡  No         What is a commercial registered agent?

If Yes, is the commercial registered agent an             ¡  Individual            —  entity

If an individual, what is the name of the individual (First, Middle, Last):

What is the Commercial Registered Agent Registration Number? (required): 714008-0250

Registered Agent Name: CT Corporation System

I hereby accept appointment as Registered Agent for the above named business entity.

Signature of Registered Agent (Required):   /s/ Sharon R. Kresz Assistant Secretary

Address of the Registered Agent:   136 East South Temple, Suite 2100

Utah Street Address Required, PO boxes can be listed after the Street Address

City: Salt Lake City                                                                                                                                                        State: UT         Zip: 84111

4. Organizer(s)		The company — does ¡ does not have organizers who are not members or managers of the company.
5. Name and Address of each Organizer who is not a member or manager (attach additional page if needed)	1.	Shaun Fleming, Corporate Paralegal
Name
		301 Grant Street, 20th Floor	Pittsburgh	PA	15219

		Address	City	State	Zip
/s/ Shaun Fleming
Signature:
2.
		Name		Position

		Address	City	State	Zip
Signature:
6. Management:		The company will be ¡ manager — member managed.
7. Name and Address of Members/Managers: (attached an additional page if there are more than 2 members and/or managers)	1.	Vivint, Inc.		Member
		Name		Position
		4931 North 300 West	Provo	UT	84604

		Address	City	State	Zip
		Signature:		Date:
2.
		Name		Position

		Address	City	State	Zip
		Signature:		Date:
8. Duration (may not exceed 99 years)		The duration of the company shall be 99 years.
The duration date of the company shall be .
9. Principal Address:		4931 North 300 West	Provo	UT	84604

		Address	City	State	Zip

  Under GRAMA [63-2-201], all registration information maintained by the division is classified as public record. For confidentiality   purposes, you may use the business entity physical address rather than the residential or private address of any individual affiliated   with the entity.